UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2014

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Annual Report to Shareholders]

[Calvert Equity Income Fund Annual Report to Shareholders]

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	SRI Update
8	Portfolio Management Discussion
14	Shareholder Expense Example
16	Report of Independent Registered Public Accounting Firm
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
30	Financial Highlights
34	Explanation of Financial Tables
35	Proxy Voting
36	Availability of Quarterly Portfolio Holdings
37	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 5

Calvert engaged with a number of companies on behalf of the SAGE™ (Sustainability Achieved through Greater Engagement) funds. We leverage our position as active shareowners to advocate “from the inside” for improvements in company climate policies and footprints and to improve corporate environmental, social, and governance (ESG) performance.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2013/2014 proxy season, reaching agreement and successfully withdrawing proposals with 18 of these companies. We filed proposals on a variety of topics including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting and disclosure of country-level sourcing and human rights risk-assessment processes for apparel companies.

UNPRI Hydraulic Fracturing Working Group

In January 2014, Calvert joined the United Nations Principles for Responsible Investment Hydraulic Fracturing Working Group. The group is comprised of 29 asset managers and 6 asset owners, representing approximately $4.6 trillion in assets that have committed to collaborative engagement with oil and gas companies to improve their policies, performance, and disclosure related to hydraulic fracturing.

Climate Advocacy through Enhanced Engagement

Hydraulic fracturing

Improving hydraulic fracturing-related disclosure is one of Calvert’s key objectives with ExxonMobil, ConocoPhillips, Devon Energy, Marathon Oil, and Pioneer Natural Resources as part of our enhanced engagement initiatives. In April 2014, ExxonMobil announced it would release a detailed report on hydraulic fracturing in its operations. Prior to the announcement, Calvert pressed the company to improve its disclosure, shared a benchmarking study on Exxon’s disclosure relative to many of its peers, and emphasized the need for play-level water management and air emissions data. Pioneer Natural Resources responded to a proposal filed by Calvert in 2013 calling for Pioneer to improve its hydraulic fracturing disclosures (the proposal received the support of almost 42% of the company’s shareholders). In May 2014 Pioneer released significantly enhanced disclosures that included useful qualitative and quantitative benchmarking information around its hydraulic fracturing activities.

Climate Change

Following three years of advocacy by Calvert on the topic, Newmont Mining included a revised climate change policy in its sustainability report that states its public policy position is consistent with that of the International Council of Mining and Metals (ICMM), which sets global standards for greenhouse gas emissions abatement.

6	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

Carbon Asset Risk

At Calvert, we believe the assessment of carbon asset risk or the long-term economic viability of certain hydrocarbon assets can be an important tool in better understanding the impact of climate change company decision-making and public policy. We have been involved in several discussions with companies on the topic both on our own and in coordination with the environmental advocacy group Ceres. One engagement done in parallel with Ceres has been with ExxonMobil, which issued a report detailing its perspective on carbon asset risk in March 2014. In an April 2014 meeting with the company, we emphasized the need for the company to better reflect the emphasized importance of including the cost of climate change adaptation in any economic analysis on the impact of global warming.

Furthermore, Calvert Investments was the first U.S.-based asset manager to sign the Montreal Carbon Pledge. The pledge, which launched at the Principles for Responsible Investment (PRI) Summit held in Montreal in September 2014, calls for investors to commit to measure and publicly disclose the carbon footprint of their investment portfolios on an annual basis and to take action to decrease that footprint.

As of September 30, 2014, the following companies represented the following percentages of Calvert Large Cap Value Fund: Devon Energy 1.97% and Marathon Oil 2.28%.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 7

The Calvert Large Cap Value Fund Class A shares (at NAV) posted a total return of 18.08% for the 12-month period ended September 30, 2014, versus a return of 18.89% for the benchmark Russell 1000 Value Index (the “Index”). Stock selection in the Information Technology sector was the primary cause of the Fund’s underperformance relative to the Index.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index

8	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP
VALUE FUND
SEPTEMBER 30, 2014

TEN LARGEST STOCK	% OF NET
HOLDINGS	ASSETS
General Electric Co.	3.0%
Comcast Corp.	2.9%
Time Warner, Inc.	2.8%
National Oilwell Varco, Inc.	2.7%
Bank of America Corp.	2.7%
Morgan Stanley	2.7%
The Procter & Gamble Co.	2.6%
Citigroup, Inc.	2.6%
eBay, Inc.	2.6%
Pfizer, Inc.	2.4%
Total	27.0%

CALVERT LARGE CAP
VALUE FUND
SEPTEMBER 30, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/14	9/30/14
Class A	4.48%	18.08%
Class C	3.88%	16.77%
Class Y	4.60%	18.38%

Russell 1000
Value Index	4.90%	18.89%

Lipper Large-
Cap Value
Funds Average	4.19%	17.04%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	8.3%
Consumer Staples	10.3%
Energy	14.0%
Financials	22.3%
Health Care	13.8%
Industrials	12.3%
Information Technology	10.4%
Short-Term Investments	4.5%
Telecommunication Services	1.8%
Utilities	2.3%
Total	100%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

(PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 9

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well, particularly evident in France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory.

Although European equities benefited from the European Central Bank’s pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

Contributors to Performance

The Energy, Materials, and Financials sectors were the Fund’s top three contributors to performance. Our Energy positions in Phillips 66 and Devon Energy paced strong sector returns. Devon’s management has been steadily restructuring its portfolio, resulting in improved production growth. The firm’s results were also aided by a colder-than-normal winter that drove up natural gas prices. Phillips 66 benefitted from growing expansion into chemicals and the delivery of services which link oil and gas producers to refiners. A lack of exposure to Chevron, which underperformed and was excluded based on the Fund’s environmental, social, and governance (ESG) criteria, also benefitted performance.

CALVERT LARGE CAP
VALUE FUND
SEPTEMBER 30, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(WITH MAX. LOAD)
One year	12.47%
Five year	12.00%
Ten year	6.29%

CLASS C SHARES	(WITH MAX. LOAD)
One year	15.77%
Five year	11.85%
Since inception
(12/12/2008)	14.20%

CLASS Y SHARES*
One year	18.38%
Five year	13.37%
Ten year	7.07%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception 12/29/99.

10	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.74%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 11

In Materials, our overweight position in chemicals drove strong performance. Dow Chemical was a top ten contributor to overall Fund returns. Dow was aided by favorable changes between crude oil and natural gas prices and management’s successful move toward more profitable business lines. Our strong stock selection, particularly in the insurance industry, overcame the weak relative performance of the Financials sector as a whole. Hartford Financial was attractive from a valuation perspective and performed well relative to industry peers. Our lack of exposure to real estate investment trusts (REITs), which in our view were overvalued as investors reached for yield, proved beneficial as they underperformed.

Morgan Stanley was also a top-ten contributor. The financial firm gained from increasing its strategic focus on wealth management, while exiting business lines with lower profit potential and more regulatory challenges.

Detractors from Performance

The Fund’s top three detractors from performance were the Information Technology, Health Care, and Telecommunications sectors. Information Technology was the best performer in the Index, but poor subsector allocation drove underperformance in the Fund. The Fund had no exposure to semiconductors or technology hardware storage industries, where we underestimated the cyclical recovery in personal computers. Stock selection in Health Care was also weak. We sold Johnson & Johnson and WellPoint early in the period as their valuations no longer appeared compelling; however, the prices of both stocks continued to appreciate. These detractors were partially offset by our Health Care holdings Covidien and Abbott Laboratories. Covidien benefited as Medtronic announced its plans to acquire the company at a nearly 30% premium to its pre-announcement closing price. Abbott moved higher on management’s sound execution of business strategies to improve profitability.

An overweight in Telecommunications also detracted from returns mainly due to holding BCE, the Canadian telecom firm that was attractive from a dividend-yield perspective, but underperformed relative to its U.S. peers.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.

12	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.

Calvert Investment Management, Inc.
October 2014

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Phillips 66 0.89%, Devon Energy 1.97%, Chevron 0%, Dow Chemicals 0%, Hartford Financial 0%, Morgan Stanley 2.69%, Johnson & Johnson 0%, WellPoint 0%, Covidien 1.43%, Abbott Laboratories 1.93%, Medtronic 0%, and BCE 0%. Holdings are subject to change.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 13

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/14	9/30/14	4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$1,044.75	$6.30
Hypothetical	$1,000.00	$1,018.90	$6.23
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,038.82	$12.01
Hypothetical	$1,000.00	$1,013.29	$11.86
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,045.97	$5.03
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Large Cap Value Fund: We have audited the accompanying statement of net assets of the Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five- year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Value Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

16	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

EQUITY SECURITIES - 95.9%	SHARES	VALUE
Banks - 12.0%
Bank of America Corp	205,892	$3,510,459
BB&T Corp	74,100	2,757,261
Citigroup, Inc.	65,300	3,383,846
Fifth Third Bancorp	108,500	2,172,170
JPMorgan Chase & Co.	27,700	1,668,648
The PNC Financial Services Group, Inc	25,800	2,207,964
		15,700,348

Beverages - 2.0%
PepsiCo, Inc	28,100	2,615,829

Capital Markets - 4.7%
Goldman Sachs Group, Inc.	14,013	2,572,366
Morgan Stanley	101,500	3,508,855
		6,081,221

Commercial Services & Supplies - 3.4%
The ADT Corp	52,500	1,861,650
Tyco International Ltd.	59,425	2,648,572
		4,510,222

Communications Equipment - 2.3%
Cisco Systems, Inc	117,000	2,944,890

Consumer Finance - 2.4%
Capital One Financial Corp.	38,700	3,158,694

Diversified Telecommunication Services - 1.8%
AT&T, Inc.	67,590	2,381,872

Electric Utilities - 2.3%
FirstEnergy Corp	88,500	2,970,945

Electrical Equipment - 2.1%
Eaton Corp. plc	42,500	2,693,225

Energy Equipment & Services - 2.7%
National Oilwell Varco, Inc	46,716	3,555,088

Food & Staples Retailing - 4.1%
CVS Health Corp.	34,200	2,721,978
Walgreen Co.	44,064	2,611,673
		5,333,651

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 1.7%
Unilever NV, NY Shares	54,700	$2,170,496

Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	60,500	2,516,195
Covidien plc	21,525	1,862,128
		4,378,323

Health Care Providers & Services - 2.0%
Quest Diagnostics, Inc.	42,900	2,603,172

Household Products - 2.6%
The Procter & Gamble Co	41,100	3,441,714

Industrial Conglomerates - 3.0%
General Electric Co.	150,600	3,858,372

Insurance - 3.3%
American International Group, Inc.	39,200	2,117,584
MetLife, Inc.	41,400	2,224,008
		4,341,592

Internet Software & Services - 5.1%
eBay, Inc.*	59,100	3,346,833
Google, Inc.:
Class A*	2,200	1,294,502
Class C*	3,400	1,963,024
		6,604,359

IT Services - 1.0%
International Business Machines Corp.	7,200	1,366,776

Machinery - 2.0%
Deere & Co.	32,163	2,637,044

Media - 6.9%
AMC Networks, Inc.*	25,300	1,478,026
Comcast Corp	71,000	3,818,380
Time Warner, Inc.	48,907	3,678,295
		8,974,701

Multiline Retail - 1.5%
Target Corp	31,244	1,958,374

Oil, Gas & Consumable Fuels - 11.3%
Devon Energy Corp.	37,655	2,567,318
Marathon Oil Corp	79,400	2,984,646
Noble Energy, Inc.	37,486	2,562,543
Occidental Petroleum Corp	30,500	2,932,575
Phillips 66 Co.	14,327	1,164,928

18	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Royal Dutch Shell plc (ADR)	34,259	$2,608,138
		14,820,148

Pharmaceuticals - 8.5%
Merck & Co., Inc	38,100	2,258,568
Pfizer, Inc.	107,868	3,189,657
Sanofi SA (ADR)	53,800	3,035,934
Zoetis, Inc	72,230	2,668,899
		11,153,058

Road & Rail - 1.8%
Union Pacific Corp	21,800	2,363,556

Software - 2.0%
Microsoft Corp.	57,701	2,675,018

Total Equity Securities (Cost $106,732,571)		125,292,688

	PRINCIPAL
TIME DEPOSIT - 4.5%	AMOUNT
State Street Bank Time Deposit, 0.069%, 10/1/14	$5,944,095	5,944,095

Total Time Deposit (Cost $5,944,095)		5,944,095

TOTAL INVESTMENTS (Cost $112,676,666) - 100.4%		131,236,783
Other assets and liabilities, net - (0.4%)		(585,377)
NET ASSETS - 100%		$130,651,406

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 706,288 shares outstanding		$39,376,621
Class C: 67,510 shares outstanding		3,655,070
Class Y: 1,027,298 shares outstanding		61,069,845
Undistributed net investment income		924,079
Accumulated net realized gain (loss) on investments and
foreign currency transactions		7,065,674
Net unrealized appreciation (depreciation) on investments		18,560,117

NET ASSETS		$130,651,406

NET ASSET VALUE PER SHARE
Class A (based on net assets of $51,445,850)		$72.84
Class C (based on net assets of $4,878,502)		$72.26
Class Y (based on net assets of $74,327,054)		$72.35

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 19

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts

plc: Public Limited Company

See notes to financial statements.

20	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $58,091)	$2,516,549
Interest income	3,149
Total investment income	2,519,698

Expenses:
Investment advisory fee	767,640
Transfer agency fees and expenses	105,027
Distribution Plan expenses:
Class A	111,215
Class C	40,190
Trustees' fees and expenses	142,763
Administrative fees	236,197
Accounting fees	18,009
Custodian fees	23,581
Registration fees	33,963
Reports to shareholders	18,513
Professional fees	50,660
Miscellaneous	5,043
Total expenses	1,552,801
Reimbursement from Advisor:
Class A	(142,779)
Class C	(4,330)
Class Y	(82,052)
Net expenses	1,323,640

NET INVESTMENT INCOME	1,196,058

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	16,061,253
Foreign currency transactions	(253)
16,061,000

Change in unrealized appreciation (depreciation) on:
Investments	1,608,354
Assets and liabilities denominated in foreign currencies	(40)
1,608,314

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,669,314

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,865,372

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$1,196,058	$1,136,997
Net realized gain (loss)	16,061,000	5,145,246
Change in unrealized appreciation (depreciation)	1,608,314	9,969,958

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,865,372	16,252,201

Distributions to shareholders from:
Net investment income:
Class A shares	(277,255)	(266,209)
Class C shares	(369)	(4,415)
Class Y shares	(808,215)	(1,038,234)
Total distributions	(1,085,839)	(1,308,858)

Capital share transactions:
Shares sold:
Class A shares	16,219,203	15,530,437
Class C shares	1,597,816	1,071,523
Class Y shares	10,746,313	9,240,084
Reinvestment of distributions:
Class A shares	245,357	247,079
Class C shares	311	3,875
Class Y shares	784,602	1,022,871
Redemption fees:
Class A shares	796	751
Class C shares	28	5
Class Y shares	681	4,160
Shares redeemed:
Class A shares	(6,510,757)	(5,425,313)
Class C shares	(434,138)	(176,637)
Class Y shares	(11,542,927)	(19,547,986)
Total capital share transactions	11,107,285	1,970,849

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,886,818	16,914,192

NET ASSETS
Beginning of year	101,764,588	84,850,396
End of year (including undistributed net investment income of
$924,079 and $814,113, respectively)	$130,651,406	$101,764,588

See notes to financial statements.

22	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2014	2013
Shares sold:
Class A shares	234,401	263,381
Class C shares	22,999	18,351
Class Y shares	153,766	156,895
Reinvestment of distributions:
Class A shares	3,618	4,756
Class C shares	5	74
Class Y shares	11,669	19,812
Shares redeemed:
Class A shares	(93,125)	(94,970)
Class C shares	(6,305)	(3,059)
Class Y shares	(168,859)	(350,937)
Total capital share activity	158,169	14,303

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

24	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 25 of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$125,292,688	—	—	$125,292,688
Other debt obligations	—	$5,944,095	—	5,944,095
TOTAL	$125,292,688	$5,944,095	—	$131,236,783

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

26	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTES B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $70,517 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $15,390 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $21,697 was payable at year end.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 27

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $14,614 was payable at year end.

CID received $29,716 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $13,448 for the year ended September 30, 2014. Under the terms of the agreement, $1,263 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $82,194,308 and $72,248,891, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$1,085,839	$1,308,858
Total	$1,085,839	$1,308,858

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$19,533,430
Unrealized (depreciation)	(1,130,265)
Net unrealized appreciation/(depreciation)	$18,403,165

Undistributed ordinary income	$924,079
Undistributed long-term capital gain	$7,222,626

Federal income tax cost of investments	$112,833,618

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

28	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2014.

NOTE E — FISCAL YEAR END CHANGE

On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change will be effective for periods beginning after September 30, 2014.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$62.11	$52.14	$41.36
Income from investment operations:
Net investment income	.63	.65	.76
Net realized and unrealized gain (loss)	10.57	9.99	10.69
Total from investment operations	11.20	10.64	11.45
Distributions from:
Net investment income	(.47)	(.67)	(.67)
Net realized gain	—	—	—
Total distributions	(.47)	(.67)	(.67)
Total increase (decrease) in net asset value	10.73	9.97	10.78
Net asset value, ending	$72.84	$62.11	$52.14

Total return*	18.08%	20.66%	27.92%
Ratios to average net assets: A
Net investment income	.91%	1.14%	1.53%
Total expenses	1.55%	1.74%	1.85%
Expenses before offsets	1.23%	1.23%	1.23%
Net expenses	1.23%	1.23%	1.23%
Portfolio turnover	64%	48%	37%
Net assets, ending (in thousands)	$51,446	$34,868	$20,242

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$43.38	$41.51
Income from investment operations:
Net investment income	.61	.53
Net realized and unrealized gain (loss)	(2.20)	1.75
Total from investment operations	(1.59)	2.28
Distributions from:
Net investment income	(.43)	(.41)
Net realized gain	—	—
Total distributions	(.43)	(.41)
Total increase (decrease) in net asset value	(2.02)	1.87
Net asset value, ending	$41.36	$43.38

Total return*	(3.78%)	5.50%
Ratios to average net assets: A
Net investment income	1.30%	1.23%
Total expenses	1.84%	1.99%
Expenses before offsets	1.23%	1.23%
Net expenses	1.23%	1.23%
Portfolio turnover	25%	30%
Net assets, ending (in thousands)	$15,213	$10,502

See notes to financial highlights.

30 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$61.89	$51.99	$41.24
Income from investment operations:
Net investment income (loss)	(.15)	.01	.18
Net realized and unrealized gain (loss)	10.53	10.00	10.72
Total from investment operations	10.38	10.01	10.90
Distributions from:
Net investment income	(.01)	(.11)	(.15)
Net realized gain	—	—	—
Total distributions	(.01)	(.11)	(.15)
Total increase (decrease) in net asset value	10.37	9.90	10.75
Net asset value, ending	$72.26	$61.89	$51.99

Total return*	16.77%	19.30%	26.49%
Ratios to average net assets: A
Net investment income (loss)	(.21%)	.02%	.39%
Total expenses	2.46%	2.85%	3.22%
Expenses before offsets	2.35%	2.35%	2.35%
Net expenses	2.35%	2.35%	2.35%
Portfolio turnover	64%	48%	37%
Net assets, ending (in thousands)	$4,879	$3,145	$1,843

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$43.37	$41.61
Income from investment operations:
Net investment income	.08	.06
Net realized and unrealized gain (loss)	(2.18)	1.78
Total from investment operations	(2.10)	1.84
Distributions from:
Net investment income	(.03)	(.08)
Net realized gain	—	—
Total distributions	(.03)	(.08)
Total increase (decrease) in net asset value	(2.13)	1.76
Net asset value, ending	$41.24	$43.37

Total return*	(4.85%)	4.41%
Ratios to average net assets: A
Net investment income	.18%	.14%
Total expenses	3.52%	5.09%
Expenses before offsets	2.35%	2.35%
Net expenses	2.35%	2.35%
Portfolio turnover	25%	30%
Net assets, ending (in thousands)	$1,151	$650

See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$61.85	$52.09	$41.39
Income from investment operations:
Net investment income	.79	.79	.94
Net realized and unrealized gain (loss)	10.52	9.94	10.61
Total from investment operations	11.31	10.73	11.55
Distributions from:
Net investment income	(.81)	(.97)	(.85)
Net realized gain	—	—	—
Total distributions	(.81)	(.97)	(.85)
Total increase (decrease) in net asset value	10.50	9.76	10.70
Net asset value, ending	$72.35	$61.85	$52.09

Total return*	18.38%	20.96%	28.23%
Ratios to average net assets: A
Net investment income	1.15%	1.39%	1.80%
Total expenses	1.10%	1.24%	1.26%
Expenses before offsets	.98%	.98%	.98%
Net expenses	.98%	.98%	.98%
Portfolio turnover	64%	48%	37%
Net assets, ending (in thousands)	$74,327	$63,752	$62,766

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$43.50	$41.85
Income from investment operations:
Net investment income	.71	.65
Net realized and unrealized gain (loss)	(2.18)	1.76
Total from investment operations	(1.47)	2.41
Distributions from:
Net investment income	(.64)	(.76)
Net realized gain	—	—
Total distributions	(.64)	(.76)
Total increase (decrease) in net asset value	(2.11)	1.65
Net asset value, ending	$41.39	$43.50

Total return*	(3.55%)	5.77%
Ratios to average net assets: A
Net investment income	1.52%	1.52%
Total expenses	1.20%	1.17%
Expenses before offsets	.98%	.98%
Net expenses	.98%	.98%
Portfolio turnover	25%	30%
Net assets, ending (in thousands)	$60,282	$73,263

See notes to financial highlights.

32 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 33

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s

34	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 35

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

www calvert. com.  CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)  37

38  www calvert. com.  CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

www calvert. com.  CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 39

40  www calvert. com.  CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Calvert Equity Income Fund

Annual Report
September 30, 2014

E-Delivery Sign-Up —
Details Inside

Calvert
INVESTMENTS

an Ameritas company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	SRI Update
8	Portfolio Management Discussion
14	Shareholder Expense Example
16	Report of Independent Registered Public Accounting Firm
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
30	Financial Highlights
33	Explanation of Financial Tables
34	Proxy Voting
35	Availability of Quarterly Portfolio Holdings
36	Trustee and Officer Information Table

Barbara Krumsiek
President and CEO of Calvert Investments

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 5

Calvert engaged with a number of companies on behalf of the SAGE™ (Sustainability Achieved through Greater Engagement) funds. We leverage our position as active shar-eowners to advocate “from the inside” for improvements in company climate policies and footprints and to improve corporate environmental, social, and governance (ESG) performance.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2013/2014 proxy season, reaching agreement and successfully withdrawing proposals with 18 of these companies. We filed proposals on a variety of topics including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting and disclosure of country-level sourcing and human rights risk-assessment processes for apparel companies.

UNPRI Hydraulic Fracturing Working Group

In January 2014, Calvert joined the United Nations Principles for Responsible Investment Hydraulic Fracturing Working Group. The group is comprised of 29 asset managers and 6 asset owners, representing approximately $4.6 trillion in assets that have committed to collaborative engagement with oil and gas companies to improve their policies, performance, and disclosure related to hydraulic fracturing.

Climate Advocacy through Enhanced Engagement

Hydraulic fracturing

Improving hydraulic fracturing-related disclosure is one of Calvert’s key objectives with ExxonMobil, ConocoPhillips, Devon Energy, Marathon Oil, and Pioneer Natural Resources as part of our enhanced engagement initiatives. In April 2014, ExxonMobil announced it would release a detailed report on hydraulic fracturing in its operations. Prior to the announcement, Calvert pressed the company to improve its disclosure, shared a benchmarking study on Exxon’s disclosure relative to many of its peers, and emphasized the need for play-level water management and air emissions data. Pioneer Natural Resources responded to a proposal filed by Calvert in 2013 calling for Pioneer to improve its hydraulic fracturing disclosures (the proposal received the support of almost 42% of the company’s shareholders). In May 2014 Pioneer released significantly enhanced disclosures that included useful qualitative and quantitative benchmarking information around its hydraulic fracturing activities.

Climate Change

Following three years of advocacy by Calvert on the topic, Newmont Mining included a revised climate change policy in its sustainability report that states its public policy position is consistent with that of the International Council of Mining and Metals (ICMM), which sets global standards for greenhouse gas emissions abatement.

6	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

Carbon Asset Risk

At Calvert, we believe the assessment of carbon asset risk or the long-term economic viability of certain hydrocarbon assets can be an important tool in better understanding the impact of climate change company decision-making and public policy. We have been involved in several discussions with companies on the topic both on our own and in coordination with the environmental advocacy group Ceres. One engagement done in parallel with Ceres has been with ExxonMobil, which issued a report detailing its perspective on carbon asset risk in March 2014. In an April 2014 meeting with the company, we emphasized the need for the company to better reflect the emphasized importance of including the cost of climate change adaptation in any economic analysis on the impact of global warming.

Furthermore, Calvert Investments was the first U.S.-based asset manager to sign the Montreal Carbon Pledge. The pledge, which launched at the Principles for Responsible Investment (PRI) Summit held in Montreal in September 2014, calls for investors to commit to measure and publicly disclose the carbon footprint of their investment portfolios on an annual basis and to take action to decrease that footprint.

As of September 30, 2014, Calvert Equity Income: ConocoPhillips 3.02% and Marathon Oil 1.00%.

Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 7

Investment Performance Summary

For the one-year period ending September 30, 2014, the Calvert Equity Income Fund Class A shares (at NAV) returned 17.76%, underperforming the Russell 1000 Value Index, which gained 18.89% for the period. Our allocation to American Depository Receipts (ADRs), which improved the Fund’s yield but hurt total return, was responsible for the majority of underperformance. The Lipper Equity Income Fund average was up 15.02% during the reporting period.

Investment Climate

The Dow Jones Industrial Average hit a record high during September 2014, and the Standard & Poor’s 500 Index was up 19.7% for the reporting period, but smaller-company stocks lagged their larger counterparts. The Russell 2000 Index was up just 3.9% during the period, and high-yield bond funds experienced outflows.

The U.S. economy continued to recover, albeit slowly. Businesses have been spending more on investments and, during the last quarter of the reporting period, factories delivered their strongest performance in more than three years. Unemployment fell to its lowest level in six years, while inflation, commodity prices, and wages remained subdued.

U.S. Treasuries confounded many by delivering attractive returns during 2014 to-date. Ten-year Treasury yields rose to 3% at the end of December 2013, but finished the reporting period at 2.5% as geopolitical risks and relative strength in the U.S. economy translated into strong demand. The U.S. dollar strengthened as the Federal Reserve (the

8	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	7.4%
Consumer Staples	10.9%
Energy	13.9%
Financials	20.8%
Health Care	11.5%
Industrials	11.0%
Information Technology	7.4%
Materials	4.1%
Short-Term Investments	2.9%
Telecommunication Services	6.1%
Utilities	4.0%
Total	100%

CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/14	9/30/14
Class A	4.58%	17.76%
Class C	3.94%	16.46%
Class Y	4.70%	18.00%

Russell 1000
Value Index	4.90%	18.89%

Lipper Equity
Income Funds
Average	3.90%	15.02%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Target Corp.	3.1%
ConocoPhillips	3.0%
AT&T, Inc.	3.0%
Wells Fargo & Co.	3.0%
The Procter & Gamble Co.	3.0%
General Electric Co.	3.0%
Pfizer, Inc.	3.0%
Royal Dutch Shell plc (ADR)	3.0%
Johnson & Johnson	2.5%
Microsoft Corp.	2.5%
Total	29.1%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

Fed) pursued less expansive monetary policy, while central banks in other parts of the world eased their monetary policies.

Global recovery did not progress as hoped. The economic outlook in Europe worsened. Italy slipped back into recession, German factory orders were light, and industrial production in the United Kingdom (U.K.) disappointed in the second half of the reporting period. Interest rates on government debt in Europe were exceptionally low, and made a 2.5% yield on 10-year U.S. Treasuries look quite attractive.

U.S. Federal Reserve bank officials announced quantitative easing would end in October 2014. The target short-term Fed funds rate is expected to remain low for a considerable time afterward, with the markets generally anticipating a rise in rates sometime in 2015. U.S. recovery is expected to continue on a slow-growth track. The Fed has forecasted 3% growth for the U.S. economy for the next three years.

China may come up short of its government’s 7.5% growth target for 2014. Lower demand from China drove commodity prices down globally. Consequently, currencies of commodity-exporting countries suffered. Geopolitical risks intensified during the

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 9

reporting period, contributing to market volatility. Political unrest in Hong Kong made headlines, economic sanctions were imposed on Russia, and the U.S. led a coalition responding to ISIS threats in Iraq and Syria.

Portfolio Strategy

We allocated 17% of the portfolio to ADRs of global securities, where yields were plentiful and valuations attractive. During the reporting period, we added Canadian telecommunications provider BCE, Inc. (yield of 5.3%) and Norwegian energy company Statoil (5% yield).

We found a number of attractive, high-yielding companies in the Consumer Staples sector, where the Fund has its largest overweight position relative to the benchmark. Positions were established in Conagra Foods, General Mills, and

CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	12.15%
Since inception (10/31/2011)	15.15%

CLASS C SHARES	(WITH MAX. LOAD)
One year	15.46%
Since inception (10/31/2011)	15.82%

CLASS Y SHARES
One year	18.00%
Since inception (10/31/2011)	17.24%

Anheuser-Busch. We also were overweight in the Consumer Discretionary sector. We believe both sectors have the potential to benefit from a healthy U.S. recovery and low commodity prices going forward.

We considered adding real estate investment trusts (REITs) to the portfolio several times during the past year, but valuations were never particularly attractive.

The portfolio does not use futures or other derivatives that could affect performance.

Performance Attribution

Companies in the Healthcare, Consumer Discretionary, and Telecommunications sectors were among the weaker performers in the Fund. Strong stock selection in the Energy, Materials, and Industrials sectors helped performance.

Preferred stocks enhanced the Fund’s current income, but did not provide the upside performance of common stocks in a bullish market. For example, Bank of America common stock gained 24% during the reporting period, while the total return of Bank of America Preferred Series L 7.25% was up 11%. Morgan Stanley common stock rose 30% for the same period, while the total return of Morgan Stanley Preferred 6.45% was 9%.

Contributors to Relative Performance

Strong stock selection helped performance in the Energy, Materials, and Industrials sectors. In the Energy area, refiner Phillips 66 benefitted from lower oil prices. Plans to cut capital spending and focus on profitable exploration and production activities boosted Statoil and Royal Dutch Shell share prices. The Fund had no exposure to Chevron Corp., which helped relative performance. In Materials, the Fund had no exposure to metals and mining companies, which suffered from weak demand. In the Industrials sector, Norfolk

10	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.00%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 11

Southern capitalized on higher rail volumes and prices, and Tyco International was aided by restructuring and a recovery in non-residential construction.

Detractors from Relative Performance

Stock selection in the Healthcare sector detracted from relative performance during the reporting period. GlaxoSmithKline was the primary culprit, as its two new respiratory drugs got off to a sluggish start relative to expectations. The company also was plagued by allegations of improper marketing practices, most notably in China. We see a long-term opportunity as the company refocuses on its consumer and vaccine segments, which have more stable cash flow and lower volatility than the pharmaceuticals area. Our preference for income-generating investments caused us to miss opportunities in specialty pharmaceutical companies Forest Labs and Mallinckrodt, which benefitted from merger-and-acquisition activity. We also avoided healthcare providers and services, the best-performing subsector, because of relatively low company yields.

Retailer Target was the main detractor in the Consumer Discretionary sector. Its new CEO has a mandate to improve operations in the United States and address strategic missteps in Canada. We sold shares of McDonald’s because we lacked confidence in management’s plans to stop market-share losses.

Telecommunications was the worst-performing sector in the benchmark. There were pockets of strength, including regional carriers Frontier Communications, CenturyLink, and Windstream Holdings. The Fund did not hold these stocks due to their high valuations and our reservations about the companies’ abilities to sustain their high dividends.

Outlook

We are mindful of a number of risks that could derail global economic recovery, including geopolitical and economic risks. Events in the Middle East, Ukraine, and Hong Kong have the potential to affect economic growth and market performance. Third-quarter earnings discussions will focus on the impact of recessions in Russia and Brazil, as well as slowdowns in China and the Eurozone. The stronger dollar is a head-wind for U.S. multinationals, so we anticipate that companies with a domestic focus should fare relatively well.

While there is always the risk of a monetary policy mistake in the United States, economic and political stability in the U.S. are attracting investors and giving the Fed flexibility as it ends quantitative easing. Lower inflation, lower commodity prices, and a strong dollar should all support economic growth.

At present, the U.S. economy is improving, driven by investment spending. Capital spending was behind the upward revision in real gross domestic product (GDP) during the second quarter of 2014, and spending continued during the third calendar quarter. This indicates confidence in the sustainability of economic expansion. Confident companies hire more workers. An improving labor market, along with low energy prices, aid the consumer. This bodes well for holiday spending and Consumer Discretionary stocks.

The Calvert Equity Income Fund continues to do well in this slow-growth economy.

As long as the economy does not run too hot, interest rate normalization should proceed

12	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

in a controlled manner and corporate earnings should continue to grow. Such a scenario would be good for both the equity and income components of the Calvert Equity Income Fund.

Calvert Investment Management, Inc.
October 2014

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: BCE 1.61%, Statoil 2.50%, Conagra Foods 1.55%, General Mills 1.25%, Anheuser-Busch 1.09%, Bank of America 1.51%, Morgan Stanley 0.87%, GlaxoSmithKline 2.49%, Target 3.05%, McDonald’s 0%, Frontier Communications 0%, CenturyLink 0%, Windstream Holdings 0%, Phillips 66.0%, Royal Dutch Shell 2.99%, Chevron 0%, Norfolk Southern 2.05%, and Tyco International 0%. Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 13

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014 ).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/14	9/30/14	4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$1,045.84	$6.31
Hypothetical	$1,000.00	$1,018.90	$6.23
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,039.38	$12.01
Hypothetical	$1,000.00	$1,013.29	$11.86
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,047.05	$5.03
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Equity Income Fund: We have audited the accompanying statement of net assets of the Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Equity Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

16	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 97.7%	Shares	Value
Air Freight & Logistics - 1.7%
United Parcel Service, Inc., Class B	5,800	$570,082

Banks - 13.6%
Bank of America Corp., Preferred	430	492,995
BB&T Corp	8,800	327,448
Fifth Third Bancorp	16,300	326,326
JPMorgan Chase & Co	13,500	813,240
The PNC Financial Services Group, Inc	7,700	658,966
Umpqua Holdings Corp	19,600	322,812
Wells Fargo & Co.:
Common	18,900	980,343
Preferred	420	505,054
		4,427,184

Beverages - 2.6%
Anheuser-Busch InBev NV (ADR)	3,200	354,720
PepsiCo, Inc	5,400	502,686
		857,406

Capital Markets - 2.9%
Goldman Sachs Group, Inc.:
Common	1,800	330,426
Preferred	13,100	326,845
Morgan Stanley Capital Trust VIII, Preferred	11,300	284,195
		941,466

Chemicals - 4.1%
Dow Chemical Co	15,500	812,820
E. I. du Pont de Nemours & Co	7,500	538,200
		1,351,020

Commercial Services & Supplies - 2.2%
Waste Management, Inc	15,300	727,209

Communications Equipment - 1.7%
Cisco Systems, Inc	21,800	548,706

Consumer Finance - 1.4%
Discover Financial Services, Preferred	17,800	448,738

Diversified Telecommunication Services - 6.2%
AT&T, Inc	27,900	983,196
BCE, Inc	12,300	525,948
Verizon Communications, Inc	10,000	499,900
		2,009,044

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electric Utilities - 4.0%
Edison International	11,700	$654,264
FirstEnergy Corp	19,400	651,258
		1,305,522

Electrical Equipment - 2.0%
Eaton Corp. plc	10,300	652,711

Food Products - 5.3%
ConAgra Foods, Inc.	15,300	505,512
General Mills, Inc.	8,100	408,645
Unilever NV, NY Shares	20,700	821,376
		1,735,533

Health Care Providers & Services - 1.0%
Quest Diagnostics, Inc.	5,300	321,604

Hotels, Restaurants & Leisure - 1.4%
Darden Restaurants, Inc	8,800	452,848

Household Products - 3.0%
The Procter & Gamble Co	11,700	979,758

Industrial Conglomerates - 3.0%
General Electric Co.	38,200	978,684

Insurance - 3.1%
MetLife, Inc.:
Common	15,100	811,172
Preferred	8,000	204,960
		1,016,132

Leisure Products - 1.1%
Hasbro, Inc.	6,200	340,969

Media - 2.0%
Comcast Corp	6,000	322,680
Time Warner, Inc.	4,400	330,924
		653,604

Multiline Retail - 3.1%
Target Corp	15,900	996,612

Oil, Gas & Consumable Fuels - 14.0%
BP plc (ADR)	14,900	654,855
ConocoPhillips	12,900	987,108
Marathon Oil Corp	8,700	327,033
Occidental Petroleum Corp	8,500	817,275

18	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Royal Dutch Shell plc (ADR)	12,800	$974,464
Statoil ASA (ADR)	30,000	814,800
		4,575,535

Pharmaceuticals - 10.5%
GlaxoSmithKline plc (ADR)	17,700	813,669
Johnson & Johnson	7,800	831,402
Merck & Co., Inc	13,700	812,136
Pfizer, Inc.	33,033	976,786
		3,433,993

Road & Rail - 2.1%
Norfolk Southern Corp	6,000	669,600

Software - 2.5%
Microsoft Corp.	17,800	825,208

Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	4,800	483,600
Seagate Technology plc	10,000	572,700
		1,056,300

Total Equity Securities (Cost $29,347,853)		31,875,468

	PRINCIPAL
TIME DEPOSIT - 2.9%	AMOUNT
State Street Bank Time Deposit, 0.069%, 10/1/14	$960,254	960,254

Total Time Deposit (Cost $960,254)		960,254

TOTAL INVESTMENTS (Cost $30,308,107) - 100.6%		32,835,722
Other assets and liabilities, net - (0.6%)		(193,401)
NET ASSETS - 100%		$32,642,321

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 19

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,236,078 shares outstanding	$22,841,519
Class C: 173,752 shares outstanding	3,268,868
Class Y: 112,086 shares outstanding	2,168,667
Undistributed net investment income	1,148
Accumulated net realized gain (loss) on investments and foreign
currency transactions .	1,834,596
Net unrealized appreciation (depreciation) on investments and assets
and liabilities denominated in foreign currencies	2,527,523

Net Assets	$32,642,321

Net Asset Value Per Share
Class A (based on net assets of $26,496,768)	$21.44
Class C (based on net assets of $3,723,511)	$21.43
Class Y (based on net assets of $2,422,042)	$21.61

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

20	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $24,146)	$852,201
Interest income	660
Total investment income .	852,861

Expenses:
Investment advisory fee .	136,602
Administrative fees	51,534
Transfer agency fees and expenses .	47,684
Distribution Plan expenses:
Class A .	52,023
Class C	30,797
Trustees' fees and expenses	32,892
Custodian fees	27,086
Registration fees .	13,359
Reports to shareholders .	7,683
Professional fees	40,306
Accounting fees .	4,158
Miscellaneous	2,762
Total expenses	446,886
Reimbursement from Advisor:
Class A .	(90,160)
Class C	(1,752)
Class Y .	(8,241)
Net expenses	346,733

Net Investment Income	506,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,085,486
Foreign currency transactions .	9
2,085,495

Change in unrealized appreciation (depreciation) on:
Investments	1,205,016
Assets and liabilities denominated in foreign currencies	(104)
1,204,912

Net Realized and Unrealized Gain (Loss)	3,290,407

Increase (Decrease) in Net Assets
Resulting From Operations	$3,796,535

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income .	$506,128	$175,244
Net realized gain (loss)	2,085,495	663,467
Change in unrealized appreciation (depreciation)	1,204,912	833,810

Increase (Decrease) in Net Assets
Resulting From Operations .	3,796,535	1,672,521

Distributions to shareholders from:
Net investment income:
Class A shares	(433,017)	(156,828)
Class C shares	(29,658)	(5,566)
Class Y shares .	(43,550)	(13,265)
Net realized gain:
Class A shares	(708,042)	(57,775)
Class C shares	(111,061)	(4,128)
Class Y shares .	(70,316)	(1,300)
Total distributions	(1,395,644)	(238,862)

Capital share transactions:
Shares sold:
Class A shares	11,531,622	7,761,973
Class C shares	1,591,131	1,740,411
Class Y shares .	3,013,139	1,541,945
Reinvestment of distributions:
Class A shares	1,053,714	199,574
Class C shares	132,269	8,338
Class Y shares .	113,866	12,643
Redemption fees:
Class A shares	374	9
Class C shares	4	103
Shares redeemed:
Class A shares	(2,459,313)	(735,218)
Class C shares	(448,843)	(102,384)
Class Y shares .	(2,434,088)	(174,859)
Total capital share transactions .	12,093,875	10,252,535

Total Increase (Decrease) In Net Assets	14,494,766	11,686,194

Net Assets
Beginning of year	18,147,555	6,461,361
End of year (including undistributed net investment
income of $1,148 and $2,090, respectively)	$32,642,321	$18,147,555

See notes to financial statements.

22	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2014	2013
Shares sold:
Class A shares	557,300	418,565
Class C shares	77,198	94,550
Class Y shares	146,680	81,664
Reinvestment of distributions:
Class A shares	52,405	11,148
Class C shares	6,663	480
Class Y shares	5,620	659
Shares redeemed:
Class A shares	(118,472)	(39,832)
Class C shares	(21,573)	(5,470)
Class Y shares	(119,504)	(9,115)
Total capital share activity	586,317	552,649

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

24	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 25

disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$31,875,468	—	—	$31,875,468
Other debt obligations	—	$960,254	—	960,254
TOTAL	$31,875,468	$ 960,254	—	$32,835,722

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

26	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% (.65% prior to January 1, 2014) of the Fund’s average daily net assets. At year end $14,365 was payable to the Advisor.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $5,318 was payable at year end.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 27

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $8,421 was payable at year end.

CID received $39,338 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $7,096 for the year ended September 30, 2014. Under the terms of the agreement, $785 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,214,667 and $14,222,493, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$752,321	$238,094
Long-term capital gain	643,323	768
Total	$1,395,644	$238,862

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$ 2,778,881
Unrealized (depreciation)	(251,403)
Net unrealized appreciation/(depreciation)	$ 2,527,478
Undistributed ordinary income	$950,677
Undistributed long-term capital gain	$885,204
Federal income tax cost of investments	$ 30,308,244

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

28	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions and prior year adjustments for real estate investment trusts.

Undistributed net investment income	($845)
Accumulated net realized gain (loss)	845

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2014.

NOTE E — FISCAL YEAR END CHANGE

On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change will be effective for periods beginning after September 30, 2014.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012 #(z)
Net asset value, beginning	$19.38	$16.87	$15.00
Income from investment operations:
Net investment income	.43	.30	.30
Net realized and unrealized gain (loss)	2.90	2.64	1.83
Total from investment operations	3.33	2.94	2.13
Distributions from:
Net investment income	(.40)	(.28)	(.26)
Net realized gain	(.87)	(.15)	—
Total distributions	(1.27)	(.43)	(.26)
Total increase (decrease) in net asset value	2.06	2.51	1.87
Net asset value, ending	$21.44	$19.38	$16.87

Total return*	17.76%	17.74%	14.29%
Ratios to average net assets: A
Net investment income	2.08%	1.64%	1.93% (a)
Total expenses	1.66%	2.15%	3.34% (a)
Expenses before offsets	1.23%	1.23%	1.23% (a)
Net expenses	1.23%	1.23%	1.23% (a)
Portfolio turnover	57%	60%	30%
Net assets, ending (in thousands)	$26,497	$14,437	$5,988

See notes to financial highlights.

30	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012 #(z)
Net asset value, beginning	$19.39	$16.91	$15.00
Income from investment operations:
Net investment income	.20	.09	.12
Net realized and unrealized gain (loss)	2.90	2.65	1.86
Total from investment operations	3.10	2.74	1.98
Distributions from:
Net investment income	(.19)	(.11)	(.07)
Net realized gain	(.87)	(.15)	—
Total distributions	(1.06)	(.26)	(.07)
Total increase (decrease) in net asset value	2.04	2.48	1.91
Net asset value, ending	$21.43	$19.39	$16.91

Total return*	16.46%	16.44%	13.21%
Ratios to average net assets: A
Net investment income	.96%	.50%	.75% (a)
Total expenses	2.41%	3.88%	14.33% (a)
Expenses before offsets	2.35%	2.35%	2.35% (a)
Net expenses	2.35%	2.35%	2.35% (a)
Portfolio turnover	57%	60%	30%
Net assets, ending (in thousands)	$3,724	$2,162	$370

See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012 #(z)
Net asset value, beginning	$19.54	$16.98	$15.00
Income from investment operations:
Net investment income	.48	.35	.32
Net realized and unrealized gain (loss)	2.92	2.67	1.80
Total from investment operations	3.40	3.02	2.12
Distributions from:
Net investment income	(.46)	(.31)	(.14)
Net realized gain	(.87)	(.15)	—
Total distributions	(1.33)	(.46)	(.14)
Total increase (decrease) in net asset value	2.07	2.56	1.98
Net asset value, ending	$21.61	$19.54	$16.98

Total return*	18.00%	18.09%	14.15%
Ratios to average net assets: A
Net investment income	2.32%	1.96%	2.18% (a)
Total expenses	1.42%	3.59%	59.31% (a)
Expenses before offsets	.98%	.98%	.98% (a)
Net expenses	.98%	.98%	.98% (a)
Portfolio turnover	57%	60%	30%
Net assets, ending (in thousands)	$2,422	$1,549	$103

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2011 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

32	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 33

age expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

34	www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 35

36 www calvert. com.  CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

www calvert.

com.

CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

37

38

www calvert.

com.

CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

www calvert.

com.

CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

39

This page intentionally left blank.

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$36,964	0%	$35,090	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$6,060	0%	$5,840	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$43,024	0%	$40,930	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
$	%*	$	% *
$28,146	0%	$292,500	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)            This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)            The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                /s/  Robert J. Enderson

                Robert J. Enderson

                Assistant Treasurer -- Principal Financial Officer

Date: November 24, 2014